RISKS AND UNCERTAINTIES	12 Months Ended
Dec. 31, 2025
EBP 401(k) Plan
EBP, Risk and Uncertainty [Line Items]
RISKS AND UNCERTAINTIES	RISKS AND UNCERTAINTIES
The Plan provides for various investment options. Investment securities are exposed to various risks such as market, interest rate and credit risk. Market values of investments could decline for several reasons including changes in prevailing markets and interest rates, increases in defaults, and credit rating downgrades. Due to the level of risk associated with certain investment securities and the level of uncertainty related to changes in the value of such securities, it is at least reasonably possible that changes in investment values in the near term could materially affect participants’ account balances and the amounts reported in the Statements of Net Assets Available for Benefits and the related Statement of Changes in Net Assets Available for Benefits.